Debt	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
Debt	Debt
The table below summarizes the Company's key terms and carrying value of debt as of the periods indicated:

	December 31, 2024				December 31, 2023
	Outstanding Borrowings (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Outstanding Borrowings (in thousands)
			From	To
Secured Debt Financings
Asset-backed securitization term notes	$3,032,700	2.93%	February 2028	February 2035	$2,579,832
Asset-backed securitization warehouse	60,000	6.16%	January 2031	January 2031	240,000
Total secured debt financings	3,092,700				2,819,832
Unsecured Debt Financings
Senior notes	1,800,000	2.82%	April 2026	March 2032	2,300,000
Credit facility:
Revolving credit tranche	1,085,000	5.76%	July 2029	July 2029	930,000
Term loan tranche	1,680,000	5.76%	July 2029	July 2029	1,468,496
Total unsecured debt financings	4,565,000				4,698,496
Total debt financings	$7,657,700				$7,518,328
Unamortized debt costs	(48,743)				(43,924)
Unamortized debt premium & discounts	(3,237)				(3,770)
Debt, net of unamortized costs	$7,605,720				$7,470,634

Securitization Term Instruments

Under the Company's ABS facilities, indirect wholly owned subsidiaries of the Company enter into debt agreements for ABS term instruments, including ABS notes. These subsidiaries are intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company’s borrowings under the ABS facilities amortize in monthly installments, typically in level payments over five or more years. These facilities provide for an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment is determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to nine months of interest expense on certain securitized term instruments.

In the second and third quarters of 2024, the Company issued a series of ABS fixed-rate notes in the amounts of $450.0 million and $351.9 million at weighted average interest rates of 5.55% and 5.63% and expected maturity dates of May 2034 and February 2035, respectively. The proceeds from these issuances were primarily used to pay down borrowings under the Company's revolving credit facilities.

In the first quarter of 2024, the Company obtained $57.0 million in irrevocable standby letters of credit to satisfy the restricted cash balance requirements equal to nine months of interest expense on the ABS facilities, inclusive of a $18.7 million irrevocable standby letter of credit related to the ABS fixed-rate notes issued in the second quarter of 2024. The restricted cash balance held by the indenture trustee in designated bank accounts of $38.3 million was released to the Company subsequent to the issuance of the letters of credit.
In the fourth quarter of 2024, in connection with the TCF VIII Distribution (as defined in Note 16 - "Related Party Transactions"), the Company cancelled the related TCF VIII standby letters of credit and funded restricted cash to be held by the indenture trustee in the amount of $21.3 million in order to satisfy the restricted cash balance requirements equal to nine months of interest expense on the TCF VIII ABS facility. As of December 31, 2024, the current value of the remaining standby letters of credit for the Company's ABS facilities, as amended, is $31.9 million. Refer to Note 16 - "Related Party Transactions" for additional details regarding the TCF VIII Distribution.

Asset-Backed Securitization Warehouse

Under the Company’s ABS warehouse facility, an indirect wholly owned subsidiary of the Company issues ABS notes. This subsidiary is intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company's ABS warehouse facility has a borrowing capacity of $1,125.0 million that is available on a revolving basis, paying interest at term SOFR plus 1.60%. In the first quarter of 2024, the Company amended its ABS warehouse facility to extend the conversion date from April 27, 2025 to January 22, 2027. After the revolving period, borrowings will convert to term notes with a final maturity date of January 22, 2031 and pay interest at daily compound SOFR plus 2.60%. The interest rate benchmark was amended from term SOFR to daily compounded SOFR. The margin over the benchmark rate was unchanged as a result of the amendment.

During the revolving period, the borrowing capacity under this facility is determined by applying an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment are determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to three months of interest expense.

Senior Notes

The Company’s senior notes are unsecured and have initial maturities ranging from five to ten years and interest payments due semi-annually. The senior notes are prepayable (in whole or in part) at the Company's option at any time prior to the maturity date, subject to certain provisions in the senior note agreements, including the payment of a make-whole premium in respect to such prepayment.

In the second quarter of 2024, the Company’s $500.0 million 1.15% senior notes matured. Payment at maturity was primarily funded by borrowings under Triton’s revolving credit facility.

Credit Facility

In the third quarter of 2024, the Company amended and restated its existing $2,000.0 million revolving credit facility to add a new $1,750.0 million term loan tranche under the credit facility. Term loan borrowings under the credit facility amortize in quarterly installments. The amendment and restatement also transitioned the reference rate from term to daily SOFR, increased the accordion feature available under the credit facility from $500.0 million to $1,000.0 million (or more in certain instances) and extended the maturity date of the credit facility to July 9, 2029. The interest rate under the credit facility is daily SOFR plus 1.30%. The credit facility is subject to covenants customary for financings of this type, including financial covenants that require the Company to maintain a minimum ratio of unencumbered assets to certain financial indebtedness.

In conjunction with the addition of the term loan tranche under the credit facility, the Company terminated the former term loan credit facility. These transactions were accounted for as a debt modification and, accordingly, financing fees paid were deferred and $0.1 million of the unamortized fees from the former term loan facility were written off and included in Debt termination expense on the Consolidated Statements of Operations.

Derivative Impact on Debt

The Company hedges the risks associated with fluctuations in interest rates on a portion of its floating-rate debt by entering into interest rate swap agreements that convert a portion of its floating-rate debt to a fixed rate basis, thus reducing the impact of interest rate changes on future interest expense.
The following table summarizes the Company's outstanding fixed-rate and floating-rate debt as of December 31, 2024:

	Balance Outstanding (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Weighted Avg Remaining Term
			From	To
Excluding impact of derivative instruments:
Fixed-rate debt	$4,832,700	2.89%	Apr 2026	Feb 2035	4.2 years
Floating-rate debt	$2,825,000	5.77%	Jul 2029	Jan 2031	4.1 years

Including impact of derivative instruments:
Fixed-rate debt	$4,832,700	2.89%
Hedged floating rate debt	1,866,250	3.84%
Total fixed and hedged floating-rate debt	6,698,950	3.15%
Unhedged floating rate debt	958,750	5.77%
Total debt outstanding	$7,657,700	3.46%

The fair value of total debt outstanding was $7,241.7 million and $6,905.9 million as of December 31, 2024 and December 31, 2023, respectively, and was measured using Level 1 and Level 2 inputs.

As of December 31, 2024, the maximum borrowing levels for the ABS warehouse and the revolving credit tranche under the credit facility were $1,125.0 million and $2,000.0 million, respectively. These facilities are governed by either borrowing bases or an unencumbered asset test that limits borrowing capacity. Based on those limitations, the availability under these revolving credit facilities at December 31, 2024 was approximately $827.0 million.

The Company is subject to certain financial covenants under its debt financings. As of December 31, 2024, the Company was in compliance with all financial covenants in accordance with the terms of its debt agreements.

Debt Maturities

At December 31, 2024, the Company's scheduled principal repayments and maturities were as follows (in thousands):

Years ending December 31,
2025	$511,937
2026	1,114,080
2027	572,058
2028	776,614
2029	2,739,848
2030 and thereafter	1,943,163
Total debt outstanding	$7,657,700